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                                                                   Exhibit 23.1

                       INDEPENDENT ACCOUNTANTS' CONSENT

Board of Directors
Central Parking Corporation:

We consent to the use of our reports incorporated herein by reference and to the reference to our firm under the heading "Experts" in the prospectus.


                                               KPMG PEAT MARWICK LLP


Nashville, Tennessee
March 21, 1997